UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  August 31

Date of reporting period: September 1, 2008 through August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

August 31, 2009

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Undiscovered Managers Behavioral Growth Fund	2
Undiscovered Managers Behavioral Value Fund	5
JPMorgan Realty Income Fund	8
Schedules of Portfolio Investments	11
Financial Statements	18
Financial Highlights	24
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Trustees	38
Officers	40
Schedule of Shareholder Expenses	41
Board Approval of Investment Advisory Agreements	43

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

The road to recovery gathers steam

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread—the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide some encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front, we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Even with strong surge, stocks remain in negative territory

Strong corporate earnings and productivity growth led to an impressive six-month spring rally for stocks, yet it wasn’t enough to lift stocks out of negative territory for the reporting period. As of the 12 months ended August 31, 2009, the Dow Jones Industrial Average returned –14.9% while the Standard & Poor’s 500 Index returned –18.3%. The NASDAQ Composite Index also ended the period in negative territory, returning –14.3%.

Treasuries spiked, sending yields lower

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down for the period. During the 12-month reporting period ended August 31, 2009, 30-year bond yields dropped from 4.43% to 4.18%, the benchmark 10-year Treasury yields declined from 3.83% to 3.40%, and the two-year note dropped from 2.36% to 0.97%.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse — a period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst of the financial crisis may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with positive economic data, the economy remains tenuous; it is still vulnerable to various threats that could cause our economy to “relapse.” So, while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types — such as flexible, style pure and passive — that tend to rise and fall at different times. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1997
Fiscal Year End	August 31
Net Assets as of 8/31/2009 (In Thousands)	$67,056
Primary Benchmark	Russell 2500 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Growth Fund, which seeks to provide growth of capital,* returned –21.78%** (Institutional Class Shares) for the 12 months ended August 31, 2009, compared to the –21.08% return for the Russell 2500 Growth Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund slightly lagged its benchmark during the reporting period. While sector positioning was positive for results, stock selection detracted from performance. The 12-month reporting period could be characterized as having two very distinct halves. Stock prices plunged during the first half of the period, due to ongoing turmoil in the financial markets, frozen credit conditions, accelerating economic weakness, market illiquidity, falling corporate profits and heightened risk aversion. For the six months ended February 28, 2009, the Index returned –46.20%. The Fund outperformed the benchmark during this time due, in part, to its lack of exposure to stocks in the poor performing energy and financials sectors.

The Index continued to plunge in early March 2009. However, stock prices then rallied sharply from their March 9th trough, with the Index posting positive returns during each of the last six-months of the period. The market’s turnaround was attributed to a number of factors, including optimism regarding the government’s actions to stabilize the financial system and some positive earnings surprises. In addition, as the reporting period progressed, it appeared that investor risk aversion abated, as there were increasing signs that the economy had bottomed and growth could resume later this year. All told, the Index gained 46.69% during the second half of the Fund’s fiscal year. The market’s rally was led by smaller cap, lower quality stocks. This dynamic hurt the Fund’s performance over the period because the Fund emphasizes higher quality companies with relatively low debt and leverage.

Looking at the 12-month reporting period as a whole, stock selection in the healthcare, industrial and consumer discretionary sectors hurt the Fund’s returns. At the individual stock level, Career Education Corp., a leading provider of post-secondary educational services, was a large detractor from performance. This more defensive stock appeared to be attractive, since enrollment in higher education programs often increases during economic downturns. However, this was not reflected in its share price. In the energy sector, the Fund’s position in CARBO Ceramics, Inc. proved to be a disappointment. The company introduced a new product which was expected to increase the productivity of new and existing natural gas and oil wells. However, the product did not perform as well as expected and its stock was punished as a result.

On the positive side, stock selection in the consumer staples and information technology sectors helped returns. While sector positioning is typically a byproduct of security selection, the Fund also benefitted from its underweights in energy and industrials. At the individual stock level, Green Mountain Coffee Roasters, Inc. and Whole Foods Market, Inc. were examples of Fund holdings where a company-specific catalyst triggered a positive earnings surprise. Green Mountain Coffee Roasters, Inc. is a high end specialty coffee and tea producer. Despite a weak economy, the company increased its market share as it experienced increased demand for its Keurig Brewers, single-cup brewing machines that are used in the home and office. Whole Foods Market, Inc. is an innovative supermarket that features natural and organic products. Its shares rose due to better-than-expected results in its new stores. It also benefitted from efficiencies at both new and existing locations.

Q:	HOW WAS THE FUND MANAGED?

A:	In managing the Fund, we (the Fund’s sub-advisor, Fuller & Thaler Asset Management, Inc.) looked for stocks that we believed were mispriced based on behavioral biases. We exploited those stocks with new, positive information that was overlooked by analysts and market participants. Our investment philosophy led to overweight positions in the information technology, healthcare and consumer discretionary sectors, and underweights in energy, industrials and financials during the reporting period. Portfolio turnover somewhat surpassed its historical average during the period, which was expected given the increased volatility in the market. We viewed this as a positive for the Fund, as it often produces more investment opportunities to pursue.

2   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	priceline.com, Inc.	4.1%
2.	STEC, Inc.	3.8
3.	Whole Foods Market, Inc.	3.3
4.	Sybase, Inc.	3.2
5.	Life Technologies Corp.	3.2
6.	Marvel Entertainment, Inc.	3.0
7.	Starent Networks Corp.	2.8
8.	NetLogic Microsystems, Inc.	2.7
9.	Green Mountain Coffee Roasters, Inc.	2.7
10.	Discovery Communications, Inc., Class A	2.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	34.0%
Consumer Discretionary	30.4
Health Care	20.6
Consumer Staples	11.4
Materials	1.8
Energy	1.4
Short-Term Investment	0.4

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   3

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(22.08)%	2.32%	(0.51)%
With Sales Charge*		(26.17)	1.21	(1.04)
CLASS B SHARES	6/4/04
Without CDSC		(22.43)	1.81	(0.77)
With CDSC**		(27.43)	1.44	(0.77)
CLASS C SHARES	6/4/04
Without CDSC		(22.43)	1.81	(0.77)
With CDSC***		(23.43)	1.81	(0.77)
INSTITUTIONAL CLASS SHARES	12/31/97	(21.78)	2.68	(0.19)
INVESTOR CLASS SHARES	7/31/98	(22.06)	2.34	(0.50)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Investor Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2500 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 28, 1998
Fiscal Year End	August 31
Net Assets as of 8/31/2009 (In Thousands)	$38,384
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Value Fund, which seeks to provide capital appreciation,* returned –7.08%** (Institutional Class Shares) for the 12 months ended August 31, 2009, compared to the –20.68% return for the Russell 2000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	While the Fund significantly outperformed its benchmark for the period, it could not completely overcome the overall weakness in the financial markets. Looking more closely at the market, stock prices plunged during the first half of the period, due to ongoing turmoil in the financial markets, frozen credit conditions, accelerating economic weakness, market illiquidity, falling corporate profits and heightened risk aversion. For the six months ended February 28, 2009 the Index returned –47.16%. The Fund marginally outperformed the benchmark during this time.

The Index continued to plunge in early March 2009. However, stock prices then rallied sharply from their March 9th trough, with the Index posting positive returns during each of the last six months of the period. The market’s turnaround was attributed to a number of factors, including optimism regarding the government’s actions to stabilize the financial system and some positive earnings surprises. In addition, as the reporting period progressed, it appeared that investor risk aversion abated, as there were increasing signs that the economy had bottomed and growth could resume later this year. All told, the Index gained 50.12% during the second half of the Fund’s fiscal year.

The level of insider activity (open market purchases by corporate insiders) is used as the Fund’s main catalyst for ideas. Given the market’s volatility and sharp decline during the first half of the reporting period, there was no shortage of insider buying activity. As is often the case, the market initially ignored these signals. However, when economic data started to improve and stock prices began to rally, shares of many of the Fund’s previously downtrodden holdings rallied sharply.

As is typically the case, the Fund’s performance was driven by bottom-up selection. In particular, holdings in the industrials, energy, consumer discretionary and consumer staples sectors enhanced the Fund’s results during the reporting period. At the individual stock level, consumer staples company Chiquita Brands International, Inc., energy firm Alon USA Energy, Inc., healthcare organization Health Management Associates, Inc. and industrial company EnergySolutions, Inc. were among the companies that saw a spike in their insider activity and positively contributed to the Fund’s results.

Modestly detracting from performance was stock selection in the utilities, financials and information technology sectors. In the utility sector, the Fund’s holding in Allegheny Energy, Inc. was the main driver of poor results. Other individual stocks that detracted from performance included Heartland Payment Systems, Citizen Republic Bank and Colonial Bankgroup. In both the financials and information technology sectors, the negative impact of stock selection largely occurred during the first half of the reporting period. In contrast, many of the Fund’s holdings in these sectors generated strong results during the second half of the fiscal year.

Q:	HOW WAS THE FUND MANAGED?

A:	We (the Fund’s sub-advisor, Fuller & Thaler Asset Management, Inc.) continued to look for companies that underperformed for an extended period of time but showed credible evidence of turning around their operations. The Fund invested in securities where indications of a turnaround included insider buying and stock repurchases. Portfolio turnover surpassed its historical average during the period, which was expected given periods of heightened volatility in the market and the increase in insider buying activity. We viewed this as a positive for the Fund, as it often produces more investment opportunities to pursue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Health Net, Inc.	2.3%
2.	MTS Systems Corp.	2.1
3.	inVentiv Health, Inc.	2.1
4.	Zenith National Insurance Corp.	2.1
5.	Broadridge Financial Solutions, Inc.	2.0
6.	Jackson Hewitt Tax Service, Inc.	2.0
7.	Del Monte Foods Co.	1.9
8.	DreamWorks Animation SKG, Inc., Class A	1.9
9.	Convergys Corp.	1.9
10.	Avocent Corp.	1.9

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   5

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.8%
Financials	18.9
Consumer Discretionary	16.4
Health Care	10.1
Industrials	9.7
Consumer Staples	7.1
Energy	6.2
Materials	3.6
Utilities	1.9
Short-Term Investment	4.3

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

6   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(7.28)%	2.06%	8.42%
With Sales Charge*		(12.16)	0.97	7.84
CLASS B SHARES	6/4/04
Without CDSC		(7.71)	1.57	8.15
With CDSC**		(12.71)	1.19	8.15
CLASS C SHARES	6/4/04
Without CDSC		(7.71)	1.56	8.15
With CDSC***		(8.71)	1.56	8.15
INSTITUTIONAL CLASS SHARES	12/28/98	(7.08)	2.29	8.55

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   7

JPMorgan Realty Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1998
Fiscal Year End	August 31
Net Assets as of 8/31/2009 (In Thousands)	$84,145
Primary Benchmark	Morgan Stanley Capital International (MSCI) U.S. REIT Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Realty Income Fund, which seeks to provide high total investment return through a combination of capital appreciation and current income,* returned –35.72%** (Institutional Class Shares) for the twelve months ended August 31, 2009. This compares to the –32.75% return for the MSCI U.S. REIT Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, due primarily to stock selection in the retail, residential and office/industrial sectors. Sector positioning also detracted from performance, albeit to a lesser extent. These negatives were somewhat offset by positive stock selection in the specialty subsectors (eg: REITs with a focus on property types outside of the major segments).

As the returns for both the Fund and its benchmark demonstrate, it was an extremely challenging period for the U.S. real estate investment trust (REIT) market. However, looking at the returns for the entire 12-month period does not tell the entire story. During the first half of the Fund’s fiscal year, REIT prices fell sharply, in particular following the bankruptcy of Lehman Brothers in mid-September 2008. This event triggered a massive flight to quality, as investors fled riskier assets in favor of, short-term U.S. Treasuries. While this led to a broad-based decline in stock prices, the REIT market was especially hard hit. The REIT business model is one that is capital intensive and requires above average leverage. With the credit and capital markets not functioning normally there were concerns that many REITs wouldn’t be able to refinance their maturing debt obligations to fund their operations. In addition, REIT valuations began to reflect the possibility of a severe and prolonged recession. All told, the Index fell 60.52% during the first six months of the reporting period.

REIT prices then rallied sharply during the second half of the reporting period, as the Index rose 70.32% over the six months ended August 31, 2009. Among the catalysts for this reversal of fortune were the thawing of the credit markets and more normal functioning in the capital market. This was evident by, beginning in March 2009, REITs successfully tapping into the debt market. In addition, REITs proved they could access the capital markets, as they have issued approximately $15 billion in equity capital year-to-date through August 2009. Collectively, this alleviated concerns regarding the viability of the REIT business model and helped REIT shares move higher. REITs also benefited from signs that the economy was bottoming. However, despite the strong performance of REITs during the second half of the fiscal year, they did not recoup the losses earlier in the period.

In terms of the Fund’s results, stock selection was the main driver of its underperformance. Its three largest detractors during the fiscal year were Developers Diversified Trust (retail sector), Apartment Investment and Management (residential sector) and Prologis (office/industrial sector). At the time of their purchase, these stocks appeared to be very attractively valued. However, all three stocks were severely punished as they had higher-than-average leverage and investors feared for their survival.

On the positive side, stock selection in the specialty subsectors helped returns. Many of the Fund’s holdings in this space were not as closely tied to the economic downturn, which helped them outperform the Index. For example, owning companies with a focus on non-traditional real estate, such as data centers and student housing was rewarded. In terms of individual stocks, a large overweight in Digital Realty Trust Inc., a specialty REIT that owns, acquires, repositions and manages technology-related real estate, was among the Fund’s largest positive contributors to performance. Another strong performer for the Fund was its overweight in American Campus Communities Inc., an equity REIT and one of the largest developers and managers of private student housing in the U.S. We viewed the company as being relatively recession-resistant, since college enrollment often increases during economic downturns. Elsewhere, an underweight position in SL Green Realty Corp. was a positive for the Fund’s results. This New York City office landlord’s shares underperformed the Index, as significant layoffs from financial companies have adversely impacted its occupancy rates.

8   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

Q:	HOW WAS THE FUND MANAGED?

A:	As always, we proactively adjusted the Fund’s portfolio during the fiscal year. This was especially important given the rapidly-changing conditions in the REIT market. As discussed, after the Lehman Brothers bankruptcy more leveraged REITs were disproportionately punished. This hurt the Fund’s performance, as it significantly lagged the benchmark in October and November 2008. While our valuation focus drew us to a number of above-average leveraged companies that appeared to be attractively priced, we sold a number of these holdings once it became clear that their future viability was in question, given the strains in the debt and capital markets. While this proved to be difficult given the lack of liquidity in the marketplace, this repositioning of the Fund’s portfolio proved to be beneficial, as it outperformed the benchmark when it rallied in December 2008. We then moved to a more defensive position, as we felt the year-end rally was unsustainable in the short-term. This was rewarded in January and February 2009, as the Index fell sharply. We subsequently adjusted the portfolio to be less defensive, which helped the Fund to largely keep pace with the REIT market’s significant rally through the end of the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Simon Property Group, Inc.	10.2%
2.	Public Storage	6.2
3.	Vornado Realty Trust	5.5
4.	Health Care REIT, Inc.	4.4
5.	Digital Realty Trust, Inc.	4.1
6.	Kimco Realty Corp.	3.8
7.	Alexandria Real Estate Equities, Inc.	3.7
8.	ProLogis	3.5
9.	HCP, Inc.	3.4
10.	Boston Properties, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR***

Multifamily	14.6%
Diversified	13.3
Office	13.1
Health Care	12.5
Regional Malls	12.2
Shopping Centers	10.2
Industrial	6.9
Storage	6.7
Retail	5.4
Hotels	4.5
Wireless Telecommunication Services	0.5
Short-Term Investment	0.1

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   9

JPMorgan Realty Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(35.96)%	(0.47)%	8.67%
With Sales Charge*		(39.29)	(1.54)	8.08
CLASS B SHARES	6/4/04
Without CDSC		(36.30)	(0.96)	8.39
With CDSC**		(41.30)	(1.38)	8.39
CLASS C SHARES	6/4/04
Without CDSC		(36.37)	(0.99)	8.37
With CDSC***		(37.37)	(0.99)	8.37
CLASS R5 SHARES	5/15/06	(35.70)	(0.04)	8.91
INSTITUTIONAL CLASS SHARES	1/1/98	(35.72)	(0.07)	8.90

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for the Class R5 Shares prior to its inception date are based on the performance of the Institutional Class Shares. The actual returns of the Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI U.S. REIT Index is a market capitalization weighted total return index of 110 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.9%
	Consumer Discretionary — 30.5%
	Diversified Consumer Services — 2.7%
26	Coinstar, Inc. (a)	858
48	Corinthian Colleges, Inc. (a)	926
		1,784
	Hotels, Restaurants & Leisure — 2.2%
36	Bally Technologies, Inc. (a)	1,464
	Internet & Catalog Retail — 4.1%
18	priceline.com, Inc. (a)	2,787
	Media — 5.6%
67	Discovery Communications, Inc., Class A (a)	1,739
42	Marvel Entertainment, Inc. (a)	2,027
		3,766
	Multiline Retail — 1.4%
68	99 Cents Only Stores (a)	920
	Specialty Retail — 8.6%
33	Aeropostale, Inc. (a)	1,304
76	Chico’s FAS, Inc. (a)	966
45	Dick’s Sporting Goods, Inc. (a)	999
28	Guess?, Inc.	988
45	J Crew Group, Inc. (a)	1,517
		5,774
	Textiles, Apparel & Luxury Goods — 5.9%
49	Carter’s, Inc. (a)	1,243
66	True Religion Apparel, Inc. (a)	1,489
51	Under Armour, Inc., Class A (a)	1,222
		3,954
	Total Consumer Discretionary	20,449
	Consumer Staples — 11.5%
	Food & Staples Retailing — 3.3%
76	Whole Foods Market, Inc. (a)	2,216
	Food Products — 6.2%
134	Del Monte Foods Co.	1,404
30	Green Mountain Coffee Roasters, Inc. (a)	1,788
26	TreeHouse Foods, Inc. (a)	956
		4,148
	Personal Products — 2.0%
36	NBTY, Inc. (a)	1,331
	Total Consumer Staples	7,695
	Energy — 1.4%
	Energy Equipment & Services — 1.4%
32	Dresser-Rand Group, Inc. (a)	962
	Health Care — 20.6%
	Biotechnology — 2.5%
38	Alexion Pharmaceuticals, Inc. (a)	1,693
	Health Care Equipment & Supplies — 8.6%
80	American Medical Systems Holdings, Inc. (a)	1,214
79	ev3, Inc. (a)	1,008
48	Masimo Corp. (a)	1,216
31	NuVasive, Inc. (a)	1,242
41	Thoratec Corp. (a)	1,063
		5,743
	Health Care Providers & Services — 1.8%
33	HMS Holdings Corp. (a)	1,230
	Health Care Technology — 1.3%
53	Eclipsys Corp. (a)	892
	Life Sciences Tools & Services — 3.2%
48	Life Technologies Corp. (a)	2,137
	Pharmaceuticals — 3.2%
51	Medicis Pharmaceutical Corp., Class A	944
66	Sepracor, Inc. (a)	1,201
		2,145
	Total Health Care	13,840
	Information Technology — 34.1%
	Communications Equipment — 5.3%
92	Starent Networks Corp. (a)	1,854
109	Tekelec (a)	1,689
		3,543
	Computers & Peripherals — 3.8%
63	STEC, Inc. (a)	2,562
	Electronic Equipment, Instruments & Components — 1.5%
26	Tech Data Corp. (a)	994
	IT Services — 4.9%
85	Cybersource Corp. (a)	1,311
29	Lender Processing Services, Inc.	991
37	TNS, Inc. (a)	958
		3,260
	Semiconductors & Semiconductor Equipment — 11.0%
42	NetLogic Microsystems, Inc. (a)	1,844
159	PMC-Sierra, Inc. (a)	1,440
33	Power Integrations, Inc.	1,087
199	RF Micro Devices, Inc. (a)	937

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   11

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 11.0%
55	Semtech Corp. (a)	1,012
146	TriQuint Semiconductor, Inc. (a)	1,069
		7,389
	Software — 7.6%
46	JDA Software Group, Inc. (a)	894
110	Mentor Graphics Corp. (a)	975
35	Rovi Corp. (a)	1,062
63	Sybase, Inc. (a)	2,178
		5,109
	Total Information Technology	22,857
	Materials — 1.8%
	Paper & Forest Products — 1.8%
25	Schweitzer-Mauduit International, Inc.	1,210
	Total Common Stocks (Cost $55,242)	67,013
Short-Term Investment — 0.4%
	Investment Company — 0.4%
235	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (Cost $235)	235
	Total Investments — 100.3% (Cost $55,477)	67,248
	Liabilities in Excess of Other Assets — (0.3)%	(192)
	NET ASSETS — 100.0%	$67,056

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 16.5%
	Diversified Consumer Services — 3.5%
24	Career Education Corp. (a)	572
135	Jackson Hewitt Tax Service, Inc.	756
		1,328
	Hotels, Restaurants & Leisure — 4.3%
14	CEC Entertainment, Inc. (a)	362
48	Shuffle Master, Inc. (a)	360
123	Wendy’s/Arby’s Group, Inc., Class A	621
22	Wyndham Worldwide Corp.	326
		1,669
	Media — 3.6%
22	DreamWorks Animation SKG, Inc., Class A (a)	746
13	Marvel Entertainment, Inc. (a)	624
		1,370
	Specialty Retail — 3.9%
32	AnnTaylor Stores Corp. (a)	455
27	Charlotte Russe Holding, Inc. (a)	468
29	Rent-A-Center, Inc. (a)	572
		1,495
	Textiles, Apparel & Luxury Goods — 1.2%
12	Columbia Sportswear Co.	479
	Total Consumer Discretionary	6,341
	Consumer Staples — 7.2%
	Food Products — 5.8%
43	Chiquita Brands International, Inc. (a)	669
72	Del Monte Foods Co.	750
10	McCormick & Co., Inc. (Non-Voting)	316
12	Sanderson Farms, Inc.	495
		2,230
	Personal Products — 1.4%
71	Prestige Brands Holdings, Inc. (a)	528
	Total Consumer Staples	2,758
	Energy — 6.2%
	Energy Equipment & Services — 2.1%
118	Newpark Resources (a)	315
55	Tetra Technologies, Inc. (a)	483
		798
	Oil, Gas & Consumable Fuels — 4.1%
24	Alon USA Energy, Inc.	228
50	McMoRan Exploration Co. (a)	414
24	Southern Union Co.	484
33	Tesoro Corp.	457
		1,583
	Total Energy	2,381
	Financials — 19.0%
	Capital Markets — 2.3%
38	Apollo Investment Corp.	351
22	Investment Technology Group, Inc. (a)	542
		893
	Commercial Banks — 7.9%
27	Bancorp, Inc. (The) (a)	177
60	Boston Private Financial Holdings, Inc.	302
18	Capitol Bancorp Ltd.	83
514	Citizens Republic Bancorp, Inc. (a)	385
26	First Horizon National Corp. (a)	345
20	Harleysville National Corp.	113
47	Investors Bancorp, Inc. (a)	434
48	Marshall & Ilsley Corp.	343
52	Mercantile Bank Corp.	233
6	Park National Corp.	340
150	South Financial Group, Inc. (The)	264
		3,019
	Insurance — 3.5%
94	Conseco, Inc. (a)	405
15	Presidential Life Corp.	144
30	Zenith National Insurance Corp.	795
		1,344
	Real Estate Investment Trusts (REITs) — 5.3%
103	CapLease, Inc.	426
31	Franklin Street Properties Corp.	436
40	Inland Real Estate Corp.	332
63	Kite Realty Group Trust	231
21	LaSalle Hotel Properties	351
44	Sunstone Hotel Investors, Inc.	276
		2,052
	Total Financials	7,308
	Health Care — 10.1%
	Health Care Equipment & Supplies — 1.3%
18	STERIS Corp.	519
	Health Care Providers & Services — 5.7%
72	Health Management Associates, Inc., Class A (a)	496
57	Health Net, Inc. (a)	875
51	inVentiv Health, Inc. (a)	811
		2,182

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   13

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Pharmaceuticals — 3.1%
31		Par Pharmaceutical Cos., Inc. (a)	626
71		ViroPharma, Inc. (a)	567
			1,193
		Total Health Care	3,894
		Industrials — 9.8%
		Aerospace & Defense — 1.1%
25		BE Aerospace, Inc. (a)	432
		Commercial Services & Supplies — 1.6%
—	(h)	Bowne & Co., Inc.	—	(h)
13		Covanta Holding Corp. (a)	233
43		EnergySolutions, Inc.	377
			610
		Construction & Engineering — 1.2%
43		Dycom Industries, Inc. (a)	481
		Electrical Equipment — 0.6%
11		EnerSys (a)	217
		Machinery — 1.4%
32		Terex Corp. (a)	521
		Professional Services — 0.9%
21		Monster Worldwide, Inc. (a)	344
		Trading Companies & Distributors — 3.0%
61		RSC Holdings, Inc. (a)	439
77		United Rentals, Inc. (a)	703
			1,142
		Total Industrials	3,747
		Information Technology — 21.9%
		Communications Equipment — 4.3%
20		Adtran, Inc.	450
44		Avocent Corp. (a)	721
191		Extreme Networks, Inc. (a)	465
			1,636
		Electronic Equipment, Instruments & Components — 2.1%
31		MTS Systems Corp.	823
		Internet Software & Services — 3.3%
66		ValueClick, Inc. (a)	679
18		WebMD Health Corp., Class A (a)	576
			1,255
		IT Services — 5.0%
37		Broadridge Financial Solutions, Inc.	760
67		Convergys Corp. (a)	725
27		Gartner, Inc. (a)	451
			1,936
		Software — 7.2%
17		ACI Worldwide, Inc. (a)	231
30		Fair Isaac Corp.	671
38		Informatica Corp. (a)	676
112		Lawson Software, Inc. (a)	691
64		MSC.Software Corp. (a)	483
			2,752
		Total Information Technology	8,402
		Materials — 3.6%
		Chemicals — 1.5%
23		Celanese Corp., Class A	575
		Metals & Mining — 2.1%
28		Commercial Metals Co.	467
19		RTI International Metals, Inc. (a)	356
			823
		Total Materials	1,398
		Utilities — 1.9%
		Electric Utilities — 1.9%
27		Allegheny Energy, Inc.	713
		Total Common Stocks (Cost $34,293)	36,942
Short-Term Investment — 4.3%
		Investment Company — 4.3%
1,650		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (Cost $1,650)	1,650
		Total Investments — 100.5% (Cost $35,943)	38,592
		Liabilities in Excess of Other Assets — (0.5)%	(208)
		NET ASSETS — 100.0%	$38,384

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Financials — 97.7%
	Diversified — 13.1%
78	Digital Realty Trust, Inc.	3,381
53	Duke Realty Corp.	606
66	Lexington Realty Trust	309
66	Liberty Property Trust	2,152
80	Vornado Realty Trust	4,578
		11,026
	Health Care — 12.3%
98	HCP, Inc.	2,801
85	Health Care REIT, Inc.	3,614
103	Senior Housing Properties Trust	2,068
48	Ventas, Inc.	1,875
		10,358
	Hotels — 4.4%
102	Hospitality Properties Trust	1,856
186	Host Hotels & Resorts, Inc.	1,858
		3,714
	Industrial — 6.7%
35	AMB Property Corp.	789
106	DCT Industrial Trust, Inc.	559
38	EastGroup Properties, Inc.	1,448
259	ProLogis	2,882
		5,678
	Multifamily — 14.4%
55	American Campus Communities, Inc.	1,434
21	Apartment Investment & Management Co., Class A	255
36	AvalonBay Communities, Inc.	2,323
38	BRE Properties, Inc.	1,071
36	Camden Property Trust	1,326
87	Education Realty Trust, Inc.	510
32	Equity Lifestyle Properties, Inc.	1,273
88	Equity Residential	2,392
20	Essex Property Trust, Inc.	1,506
		12,090
	Office — 12.9%
55	Alexandria Real Estate Equities, Inc.	3,064
44	Boston Properties, Inc.	2,657
142	Brandywine Realty Trust	1,510
114	Douglas Emmett, Inc. (m)	1,380
47	Mack-Cali Realty Corp.	1,513
20	SL Green Realty Corp.	711
		10,835
	Regional Malls — 11.9%
95	CBL & Associates Properties, Inc.	894
25	Macerich Co. (The)	714
133	Simon Property Group, Inc.	8,456
		10,064
	Retail — 5.3%
34	Federal Realty Investment Trust	2,100
71	Regency Centers Corp.	2,371
		4,471
	Shopping Centers — 10.1%
249	Kimco Realty Corp.	3,127
98	National Retail Properties, Inc.	2,019
80	Realty Income Corp.	2,036
65	Weingarten Realty Investors	1,287
		8,469
	Storage — 6.6%
73	Public Storage	5,163
56	U-Store-It Trust	365
		5,528
	Total Financials	82,233
	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
13	American Tower Corp., Class A (a)	407
	Total Common Stocks (Cost $64,514)	82,640
Short-Term Investment — 0.1%
	Investment Company — 0.1%
103	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (Cost $103)	103
	Total Investments — 98.3% (Cost $64,617)	82,743
	Other Assets in Excess of Liabilities — 1.7%	1,402
	NET ASSETS — 100.0%	$84,145

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   15

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	The rate shown is the current yield as of August 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

16   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund		Behavioral Value Fund	Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$67,013		$36,942	$82,640
Investments in affiliates, at value	235		1,650	103
Total investment securities, at value	67,248		38,592	82,743
Cash	—		17	—
Foreign currency, at value	—		—	—	(a)
Receivables:
Investment securities sold	1,025		—	4,688
Fund shares sold	—	(a)	32	113
Interest and dividends	5		17	193
Total Assets	68,278		38,658	87,737

LIABILITIES:
Payables:
Investment securities purchased	992		77	192
Fund shares redeemed	74		63	3,242
Accrued liabilities:
Investment advisory fees	37		19	25
Administration fees	9		5	4
Shareholder servicing fees	1		1	3
Distribution fees	1		6	3
Custodian and accounting fees	6		6	11
Trustees’ and Chief Compliance Officer’s fees	1		1	—	(a)
Other	101		96	112
Total Liabilities	1,222		274	3,592
Net Assets	$67,056		$38,384	$84,145

SEE NOTES TO FINANCIAL STATEMENTS.

18   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund
NET ASSETS:
Paid in capital	$92,762	$69,379	$127,556
Accumulated undistributed (distributions in excess of) net investment income	(3)	(3)	(9)
Accumulated net realized gains (losses)	(37,474)	(33,641)	(61,528)
Net unrealized appreciation (depreciation)	11,771	2,649	18,126
Total Net Assets	$67,056	$38,384	$84,145

Net Assets:
Class A	$1,879	$8,337	$4,963
Class B	349	1,534	1,047
Class C	625	6,187	1,410
Class R5	—	—	29,347
Institutional Class	63,847	22,326	47,378
Investor Class	356	—	—
Total	$67,056	$38,384	$84,145

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	98	372	763
Class B	19	70	162
Class C	34	284	220
Class R5	—	—	4,506
Institutional Class	3,220	984	7,273
Investor Class	19	—	—

Net Asset Value:
Class A — Redemption price per share	$19.13	$22.40	$6.51
Class B — Offering price per share(b)	18.64	21.79	6.47
Class C — Offering price per share(b)	18.64	21.78	6.42
Class R5 — Offering and redemption price per share	—	—	6.51
Institutional Class — Offering and redemption price per share	19.83	22.69	6.51
Investor Class — Offering and redemption price per share	19.15	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.19	$23.64	$6.87

Cost of investments in non-affiliates	$55,242	$34,293	$64,514
Cost of investments in affiliates	235	1,650	103
Cost of foreign currency	—	—	— (a)

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   19

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2009

(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$162	$550	$3,248
Dividend income from affiliates (a)	14	6	27
Foreign taxes withheld	—	—	(1)
Total investment income	176	556	3,274
EXPENSES:
Investment advisory fees	568	405	529
Administration fees	64	41	75
Distribution fees:
Class A	5	18	11
Class B	3	10	8
Class C	4	46	9
Investor Class	1	—	—
Shareholder servicing fees:
Class A	5	18	11
Class B	1	3	3
Class C	1	15	3
Class R5	—	—	10
Institutional Class	57	24	44
Custodian and accounting fees	34	37	43
Interest expense to affiliates	1	2	— (b)
Professional fees	45	40	52
Trustees’ and Chief Compliance Officer’s fees	1	— (b)	1
Printing and mailing costs	39	26	37
Registration and filing fees	68	64	66
Transfer agent fees	102	87	101
Other	32	18	36
Total expenses	1,031	854	1,039
Less amounts waived	(236)	(246)	(346)
Less earnings credits	— (b)	— (b)	— (b)
Net expenses	795	608	693
Net investment income (loss)	(619)	(52)	2,581
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(17,152)	(21,553)	(51,710)
Foreign currency transactions	—	—	(23)
Net realized gain (loss)	(17,152)	(21,553)	(51,733)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,009)	6,096	12,336
Foreign currency translations	—	—	5
Change in net unrealized appreciation (depreciation)	(3,009)	6,096	12,341
Net realized/unrealized gains (losses)	(20,161)	(15,457)	(39,392)
Change in net assets resulting from operations	$(20,780)	$(15,509)	$(36,811)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2009	Year Ended 8/31/2008	Year Ended 8/31/2009	Year Ended 8/31/2008	Year Ended 8/31/2009	Year Ended 8/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(619)	$(1,287)	$(52)	$(259)	$2,581	$2,523
Net realized gain (loss)	(17,152)	3,145	(21,553)	(11,859)	(51,733)	(3,846)
Change in net unrealized appreciation (depreciation)	(3,009)	(18,243)	6,096	(16,131)	12,341	(7,728)
Change in net assets resulting from operations	(20,780)	(16,385)	(15,509)	(28,249)	(36,811)	(9,051)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	—	(137)	(148)
Return of capital	—	—	—	—	(83)	(19)
From net realized gains	—	—	—	(1,646)	—	(1,227)
Class B
From net investment income	—	—	—	—	(27)	(42)
Return of capital	—	—	—	—	(20)	(6)
From net realized gains	—	—	—	(250)	—	(492)
Class C
From net investment income	—	—	—	—	(33)	(38)
Return of capital	—	—	—	—	(23)	(5)
From net realized gains	—	—	—	(1,356)	—	(461)
Class R5
From net investment income	—	—	—	—	(731)	(331)
Return of capital	—	—	—	—	(382)	(43)
From net realized gains	—	—	—	(6,955)	—	(2,267)
Institutional Class
From net investment income	—	—	—	—	(1,548)	(2,133)
Return of capital	—	—	—	—	(847)	(280)
From net realized gains	—	—	—	—	—	(19,239)
Total distributions to shareholders	—	—	—	(10,207)	(3,831)	(26,731)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,087)	(24,224)	(27,058)	(58,262)	10,979	27,696

NET ASSETS:
Change in net assets	(25,867)	(40,609)	(42,567)	(96,718)	(29,663)	(8,086)
Beginning of period	92,923	133,532	80,951	177,669	113,808	121,894
End of period	$67,056	$92,923	$38,384	$80,951	$84,145	$113,808
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(3)	$(3)	$(3)	$(9)	$(91)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2009	Year Ended 8/31/2008	Year Ended 8/31/2009	Year Ended 8/31/2008	Year Ended 8/31/2009	Year Ended 8/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$197	$2,802	$1,516	$2,506	$2,687	$5,078
Dividends and distributions reinvested	—	—	—	1,446	204	1,157
Cost of shares redeemed	(894)	(2,733)	(3,151)	(22,833)	(2,766)	(2,472)
Change in net assets from Class A capital transactions	$(697)	$69	$(1,635)	$(18,881)	$125	$3,763

Class B
Proceeds from shares issued	$18	$254	$61	$132	$232	$752
Dividends and distributions reinvested	—	—	—	228	45	512
Cost of shares redeemed	(156)	(283)	(502)	(1,190)	(581)	(907)
Change in net assets from Class B capital transactions	$(138)	$(29)	$(441)	$(830)	$(304)	$357

Class C
Proceeds from shares issued	$109	$566	$404	$1,376	$561	$1,361
Dividends and distributions reinvested	—	—	—	1,077	45	401
Cost of shares redeemed	(145)	(423)	(3,115)	(9,244)	(545)	(1,128)
Change in net assets from Class C capital transactions	$(36)	$143	$(2,711)	$(6,791)	$61	$634

Class R5
Proceeds from shares issued	$—	$—	$—	$—	$20,852	$8,825
Dividends and distributions reinvested	—	—	—	—	1,113	2,642
Cost of shares redeemed	—	—	—	—	(6,459)	(645)
Change in net assets from Class R5 capital transactions	$—	$—	$—	$—	$15,506	$10,822

Institutional Class
Proceeds from shares issued	$6,800	$19,152	$4,103	$20,668	$20,081	$24,081
Dividends and distributions reinvested	—	—	—	6,660	2,128	20,690
Cost of shares redeemed	(10,966)	(33,018)	(26,374)	(59,088)	(26,618)	(32,651)
Change in net assets from Institutional Class capital transactions	$(4,166)	$(13,866)	$(22,271)	$(31,760)	$(4,409)	$12,120

Investor Class
Proceeds from shares issued	$1	$1,617	$—	$—	$—	$—
Cost of shares redeemed	(51)	(12,158)	—	—	—	—
Change in net assets from Investor Class capital transactions	$(50)	$(10,541)	$—	$—	$—	$—

Total change in net assets from capital transactions	$(5,087)	$(24,224)	$(27,058)	$(58,262)	$10,979	$27,696

SEE NOTES TO FINANCIAL STATEMENTS.

22   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2009	Year Ended 8/31/2008	Year Ended 8/31/2009	Year Ended 8/31/2008	Year Ended 8/31/2009	Year Ended 8/31/2008
SHARE TRANSACTIONS:
Class A
Issued	12	99	81	93	419	452
Reinvested	—	—	—	54	37	109
Redeemed	(53)	(109)	(192)	(830)	(477)	(201)
Change in Class A Shares	(41)	(10)	(111)	(683)	(21)	360

Class B
Issued	1	9	4	5	41	67
Reinvested	—	—	—	9	8	49
Redeemed	(10)	(11)	(31)	(47)	(100)	(75)
Change in Class B Shares	(9)	(2)	(27)	(33)	(51)	41

Class C
Issued	7	20	21	51	94	117
Reinvested	—	—	—	41	8	39
Redeemed	(9)	(17)	(188)	(366)	(92)	(95)
Change in Class C Shares	(2)	3	(167)	(274)	10	61

Class R5
Issued	—	—	—	—	3,985	729
Reinvested	—	—	—	—	226	249
Redeemed	—	—	—	—	(1,118)	(60)
Change in Class R5 Shares	—	—	—	—	3,093	918

Institutional Class
Issued	397	678	218	802	3,682	2,089
Reinvested	—	—	—	247	396	1,948
Redeemed	(624)	(1,259)	(1,541)	(2,307)	(4,766)	(2,678)
Change in Institutional Class Shares	(227)	(581)	(1,323)	(1,258)	(688)	1,359

Investor Class
Issued	— (a)	57	—	—	—	—
Redeemed	(3)	(433)	—	—	—	—
Change in Investor Class Shares	(3)	(376)	—	—	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Behavioral Growth Fund
Class A
Year Ended August 31, 2009	$24.56	$(0.23	)(c)	$(5.20)	$(5.43)	$19.13
Year Ended August 31, 2008	28.09	(0.38	)(c)	(3.15)	(3.53)	24.56
Year Ended August 31, 2007	20.88	(0.36	)(c)	7.57	7.21	28.09
Year Ended August 31, 2006	22.69	(0.35)		(1.46)	(1.81)	20.88
Year Ended August 31, 2005	17.06	(0.30	)(c)	5.93	5.63	22.69

Class B
Year Ended August 31, 2009	24.05	(0.30	)(c)	(5.11)	(5.41)	18.64
Year Ended August 31, 2008	27.64	(0.49	)(c)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(c)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.43)		(1.47)	(1.90)	20.65
Year Ended August 31, 2005	17.04	(0.40	)(c)	5.91	5.51	22.55

Class C
Year Ended August 31, 2009	24.05	(0.30	)(c)	(5.11)	(5.41)	18.64
Year Ended August 31, 2008	27.64	(0.49	)(c)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(c)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.42)		(1.48)	(1.90)	20.65
Year Ended August 31, 2005	17.04	(0.40	)(c)	5.91	5.51	22.55

Institutional Class
Year Ended August 31, 2009	25.36	(0.17	)(c)	(5.36)	(5.53)	19.83
Year Ended August 31, 2008	28.90	(0.29	)(c)	(3.25)	(3.54)	25.36
Year Ended August 31, 2007	21.41	(0.27	)(c)	7.76	7.49	28.90
Year Ended August 31, 2006	23.18	(0.26)		(1.51)	(1.77)	21.41
Year Ended August 31, 2005	17.37	(0.21	)(c)	6.02	5.81	23.18

Investor Class
Year Ended August 31, 2009	24.58	(0.23	)(c)	(5.20)	(5.43)	19.15
Year Ended August 31, 2008	28.11	(0.38	)(c)	(3.15)	(3.53)	24.58
Year Ended August 31, 2007	20.89	(0.34	)(c)	7.56	7.22	28.11
Year Ended August 31, 2006	22.69	(0.31)		(1.49)	(1.80)	20.89
Year Ended August 31, 2005	17.06	(0.27	)(c)	5.90	5.63	22.69

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

(22.11)%	$1,879	1.65%	(1.36)%	2.09%	102%
(12.57)	3,424	1.65	(1.43)	1.86	136
34.53	4,192	1.65	(1.42)	1.78	98
(7.98)	2,182	1.65	(1.35)	1.84	97
33.00	874	1.65	(1.40)	3.22	92

(22.49)	349	2.15	(1.85)	2.58	102
(12.99)	673	2.15	(1.93)	2.36	136
33.85	829	2.15	(1.92)	2.28	98
(8.43)	528	2.15	(1.85)	2.33	97
32.34	317	2.15	(1.89)	4.46	92

(22.49)	625	2.15	(1.86)	2.59	102
(12.99)	866	2.15	(1.93)	2.36	136
33.85	902	2.15	(1.92)	2.29	98
(8.43)	654	2.15	(1.85)	2.33	97
32.34	361	2.15	(1.89)	4.71	92

(21.81)	63,847	1.30	(1.01)	1.69	102
(12.25)	87,419	1.30	(1.07)	1.46	136
34.98	116,431	1.30	(1.07)	1.38	98
(7.64)	103,697	1.30	(0.99)	1.41	97
33.45	132,590	1.30	(1.03)	1.36	92

(22.09)	356	1.65	(1.36)	1.94	102
(12.56)	541	1.65	(1.35)	1.70	136
34.56	11,178	1.62	(1.40)	1.63	98
(7.93)	10,803	1.62	(1.31)	1.67	97
33.00	12,023	1.61	(1.34)	1.65	92

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Behavioral Value Fund
Class A
Year Ended August 31, 2009	$24.16	$(0.03	)(c)	$(1.73)	$(1.76)	$—	$22.40
Year Ended August 31, 2008	31.74	(0.07	)(c)	(5.46)	(5.53)	(2.05)	24.16
Year Ended August 31, 2007	30.51	(0.22	)(c)	3.39	3.17	(1.94)	31.74
Year Ended August 31, 2006	30.66	(0.15)		1.73	1.58	(1.73)	30.51
Year Ended August 31, 2005	26.05	(0.26	)(c)	6.75	6.49	(1.88)	30.66

Class B
Year Ended August 31, 2009	23.61	(0.12	)(c)	(1.70)	(1.82)	—	21.79
Year Ended August 31, 2008	31.20	(0.20	)(c)	(5.34)	(5.54)	(2.05)	23.61
Year Ended August 31, 2007	30.16	(0.38	)(c)	3.36	2.98	(1.94)	31.20
Year Ended August 31, 2006	30.48	(0.25)		1.66	1.41	(1.73)	30.16
Year Ended August 31, 2005	26.03	(0.40	)(c)	6.73	6.33	(1.88)	30.48

Class C
Year Ended August 31, 2009	23.60	(0.11	)(c)	(1.71)	(1.82)	—	21.78
Year Ended August 31, 2008	31.19	(0.20	)(c)	(5.34)	(5.54)	(2.05)	23.60
Year Ended August 31, 2007	30.14	(0.38	)(c)	3.37	2.99	(1.94)	31.19
Year Ended August 31, 2006	30.47	(0.26)		1.66	1.40	(1.73)	30.14
Year Ended August 31, 2005	26.03	(0.40	)(c)	6.72	6.32	(1.88)	30.47

Institutional Class
Year Ended August 31, 2009	24.42	0.01	(c)	(1.74)	(1.73)	—	22.69
Year Ended August 31, 2008	31.97	(0.02	)(c)	(5.48)	(5.50)	(2.05)	24.42
Year Ended August 31, 2007	30.66	(0.15	)(c)	3.40	3.25	(1.94)	31.97
Year Ended August 31, 2006	30.75	(0.07)		1.71	1.64	(1.73)	30.66
Year Ended August 31, 2005	26.06	(0.21	)(c)	6.78	6.57	(1.88)	30.75

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

26   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

(7.28)%	$8,337	1.60%		(0.18)%	2.39%	61%
(18.02)	11,658	1.60		(0.26)	1.94	55
10.30	37,003	1.60		(0.66)	1.86	55
5.30	36,503	1.60		(0.45)	1.84	34
25.44	18,035	1.60		(0.90)	2.05	55

(7.71)	1,534	2.10		(0.69)	2.90	61
(18.39)	2,287	2.10		(0.78)	2.46	55
9.77	4,070	2.10		(1.16)	2.36	55
4.76	3,799	2.10		(0.97)	2.34	34
24.82	2,176	2.10		(1.40)	2.65	55

(7.71)	6,187	2.10		(0.66)	2.89	61
(18.39)	10,655	2.10		(0.78)	2.45	55
9.81	22,617	2.10		(1.15)	2.36	55
4.72	17,860	2.10		(0.98)	2.34	34
24.78	11,929	2.10		(1.40)	2.51	55

(7.08)	22,326	1.41	(d)	0.05	1.95	61
(17.79)	56,351	1.40		(0.08)	1.55	55
10.52	113,979	1.40		(0.45)	1.46	55
5.49	148,760	1.40		(0.21)	1.43	34
25.75	111,088	1.40		(0.73)	1.53	55

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2009	$10.73	$0.19	(e)	$(4.12)	$(3.93)	$(0.18)	$—	$(0.11)	$(0.29)
Year Ended August 31, 2008	15.54	0.24	(e)	(1.50)	(1.26)	(0.27)	(3.25)	(0.03)	(3.55)
Year Ended August 31, 2007	18.51	0.18	(e)	0.70	0.88	(0.20)	(3.65)	—	(3.85)
Year Ended August 31, 2006	19.86	0.41	(e)	3.86	4.27	(0.56)	(5.06)	—	(5.62)
Year Ended August 31, 2005	21.26	0.22	(e)	4.40	4.62	(0.57)	(5.45)	—	(6.02)

Class B
Year Ended August 31, 2009	10.65	0.16	(e)	(4.08)	(3.92)	(0.15)	—	(0.11)	(0.26)
Year Ended August 31, 2008	15.45	0.18	(e)	(1.48)	(1.30)	(0.22)	(3.25)	(0.03)	(3.50)
Year Ended August 31, 2007	18.44	0.09	(e)	0.71	0.80	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.83	0.32	(e)	3.83	4.15	(0.48)	(5.06)	—	(5.54)
Year Ended August 31, 2005	21.23	0.11	(e)	4.42	4.53	(0.48)	(5.45)	—	(5.93)

Class C
Year Ended August 31, 2009	10.60	0.16	(e)	(4.07)	(3.91)	(0.16)	—	(0.11)	(0.27)
Year Ended August 31, 2008	15.39	0.17	(e)	(1.47)	(1.30)	(0.21)	(3.25)	(0.03)	(3.49)
Year Ended August 31, 2007	18.39	0.09	(e)	0.70	0.79	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.79	0.32	(e)	3.82	4.14	(0.48)	(5.06)	—	(5.54)
Year Ended August 31, 2005	21.23	0.12	(e)	4.40	4.52	(0.51)	(5.45)	—	(5.96)

Class R5
Year Ended August 31, 2009	10.76	0.20	(e)	(4.12)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(e)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(e)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
May 15, 2006 (g) through August 31, 2006	16.86	(0.06	)(e)	1.90	1.84	(0.19)	—	—	(0.19)

Institutional Class
Year Ended August 31, 2009	10.76	0.22	(e)	(4.14)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(e)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(e)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
Year Ended August 31, 2006	19.86	0.50	(e)	3.83	4.33	(0.62)	(5.06)	—	(5.68)
Year Ended August 31, 2005	21.22	0.40	(e)	4.30	4.70	(0.61)	(5.45)	—	(6.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$6.51	(35.96)%	$4,963	1.40%		3.27%	1.81%	122%
10.73	(7.24)	8,414	1.40		2.00	1.67	123
15.54	3.40	6,581	1.40		1.01	1.55	202
18.51	27.17	5,253	1.40		2.31	1.84	166
19.86	25.01	2,953	1.40		1.16	2.94	179

6.47	(36.30)	1,047	1.90		2.79	2.30	122
10.65	(7.61)	2,266	1.91	(f)	1.50	2.17	123
15.45	2.88	2,650	1.90		0.53	2.05	202
18.44	26.46	1,719	1.90		1.84	2.34	166
19.83	24.47	766	1.90		0.57	2.57	179

6.42	(36.37)	1,410	1.90		2.77	2.32	122
10.60	(7.60)	2,227	1.91	(f)	1.46	2.17	123
15.39	2.85	2,298	1.90		0.55	2.05	202
18.39	26.46	1,232	1.90		1.81	2.34	166
19.79	24.43	402	1.90		0.65	3.01	179

6.51	(35.70)	29,347	0.90		3.68	1.43	122
10.76	(6.74)	15,214	0.92		2.50	1.23	123
15.55	3.82	7,692	0.95		1.45	1.10	202
18.51	10.97	4,246	0.95		(1.24)	1.30	166

6.51	(35.72)	47,378	0.93		3.73	1.42	122
10.76	(6.78)	85,687	0.97		2.40	1.27	123
15.55	3.77	102,673	1.00		1.40	1.15	202
18.51	27.62	152,692	1.00		2.80	1.44	166
19.86	25.55	159,422	1.00		2.05	1.45	179

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class	Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class	Diversified
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class	Non-Diversified

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

30   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Behavioral Growth Fund#
Total Investments in Securities	$67,248	$—	$—	$67,248

Behavioral Value Fund#
Total Investments in Securities	$38,592	$—	$—	$38,592

Realty Income Fund#
Total Investments in Securities	$82,743	$—	$—	$82,743

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedules of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (continued)

F.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Realty Income Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Behavioral Growth Fund	$(619)	$619	$—
Behavioral Value Fund	(34)	52	(18)
Realty Income Fund	(1,181)	1,332	(151)

The reclassifications for the Funds relate primarily to net operating loss and tax returns of capital (Realty Income Fund) and distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75

Sub-advisory agreements exist between the Advisor and the following sub-advisors:

Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.

Each sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended August 31, 2009 were as follows (amounts in thousands):

Behavioral Growth Fund	$1
Behavioral Value Fund	1
Realty Income Fund	3

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2009, the annual effective rate was 0.11% of each Fund’s average daily net assets.

32   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35%
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Behavioral Growth Fund	$—	(a)	$2
Behavioral Value Fund	—	(a)	—	(a)
Realty Income Fund	1		2

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	n/a	1.30%	1.65%
Behavioral Value Fund	1.60	2.10	2.10	n/a	1.40	n/a
Realty Income Fund	1.40	1.90	1.90	0.90%	0.93	n/a

The contractual expense limitation agreements were in effect for the year ended August 31, 2009. The expense limitation percentages in the table above are in place until at least December 31, 2009.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (continued)

For the year ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Growth Fund	$136	$39	$61	$236
Behavioral Value Fund	171	27	48	246
Realty Income Fund	264	41	41	346

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchase (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$63,012	$70,068
Behavioral Value Fund	24,344	53,058
Realty Income Fund	101,750	87,685

During the year ended August 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$55,556	$13,022	$1,330	$11,692
Behavioral Value Fund	40,323	5,741	7,472	(1,731)
Realty Income Fund	90,652	—	7,909	(7,909)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
	Ordinary Income	Return of Capital	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—
Behavioral Value Fund	—	—	—
Realty Income Fund	2,476	1,355	3,831

34   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—	$—
Behavioral Value Fund	—	10,207	—	10,207
Realty Income Fund	8,447	17,931	353	26,731

At August 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$—	$(22,709)	$11,692
Behavioral Value Fund	—	(13,850)	(1,731)
Realty Income Fund	—	(14,185)	(7,909)

For the Funds, the cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

As of August 31, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2016	2017	Total
Behavioral Growth Fund	$20,237	$—	$2,472	$22,709
Behavioral Value Fund	—	4,211	9,639	13,850
Realty Income Fund	—	—	14,185	14,185

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended August 31, 2009, the Funds deferred to September 1, 2009 post-October capital and currency losses of (amounts in thousands):

	Capital	Currency
Behavioral Growth Fund	$14,685	$—
Behavioral Value Fund	15,410	—
Realty Income Fund	21,307	6

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (continued)

Realty Income Fund invests primarily in shares of real estate investment trusts (REITS). While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

At August 31, 2009, the Behavioral Growth Fund had one shareholder who owned a significant portion of the Fund’s outstanding shares. Significant shareholder activity, if any, may impact the Fund’s performance.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 23, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

36   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Undiscovered Managers Funds and the Shareholders of the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (hereafter collectively referred to as the “Funds”) at August 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 23, 2009

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   37

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

38   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   39

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

40   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual	$1,000.00	$1,385.20	$9.92	1.65%
Hypothetical	1,000.00	1,016.89	8.39	1.65
Class B
Actual	1,000.00	1,381.80	12.91	2.15
Hypothetical	1,000.00	1,014.37	10.92	2.15
Class C
Actual	1,000.00	1,381.80	12.91	2.15
Hypothetical	1,000.00	1,014.37	10.92	2.15
Institutional Class
Actual	1,000.00	1,387.70	7.82	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Investor Class
Actual	1,000.00	1,385.70	9.92	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   41

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual	$1,000.00	$1,747.30	$11.08	1.60%
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class B
Actual	1,000.00	1,743.20	14.45	2.09
Hypothetical	1,000.00	1,014.67	10.61	2.09
Class C
Actual	1,000.00	1,742.40	14.45	2.09
Hypothetical	1,000.00	1,014.67	10.61	2.09
Institutional Class
Actual	1,000.00	1,749.40	9.70	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40

Realty Income Fund
Class A
Actual	1,000.00	1,689.10	9.49	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class B
Actual	1,000.00	1,687.20	12.80	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class C
Actual	1,000.00	1,685.60	12.79	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class R5
Actual	1,000.00	1,693.60	6.11	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Institutional Class
Actual	1,000.00	1,693.10	6.31	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and sub-advisory agreements for the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the “1940 Act”) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.

Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Adviser earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Adviser, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and Realty Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

44   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2009

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s performance was in the fourth and third quintiles for Class A shares for the one- and three-year periods ended December 31, 2008 and in the fourth, third and third quintiles for the Institutional Class shares for the one-,three- and five-year periods ended December 31, 2008, respectively. The Trustees noted further that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance, however, they requested that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity investment sub-committee at each of their regular meetings over the course of the year.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s performance was in the third and fifth quintiles for Class A shares for the one- and three-year periods ended December 31, 2008 and in the third, fourth and fourth quintiles for the Institutional Class shares for the one-,three- and five-year periods ended December 31, 2008, respectively. The Trustees noted further that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Realty Income Fund’s performance was in the fourth quintile for Class A shares for the one- and three-year periods ended December 31, 2008 and in the fourth, fourth and third quintiles for the Institutional Class shares for the one-,three- and five-year periods ended December 31, 2008, respectively. The Trustees noted further that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s net advisory fee and actual total expenses for Class A and Institutional Class shares were in the fourth quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s net advisory fee and actual total expenses for Class A and Institutional Class shares were in the fourth quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Realty Income Fund’s net advisory fee for Class A and Institutional Class shares were in the first quintile and that the actual total expenses for the Class A and Institutional Class shares were in the third and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

AUGUST 31, 2009        UNDISCOVERED MANAGERS FUNDS   45

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	AN-UM-809

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $131,100

2008 – $173,600

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2008 – $18,890,000

2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2009 – $24,020

2008 – $31,940

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2009 and 2008.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:

/s/_____________________________

    George C.W. Gatch

    President and Principal Executive Officer

    November 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

    George C.W. Gatch

    President and Principal Executive Officer

    November 9, 2009

By:

/s/____________________________

    Patricia A. Maleski

    Treasurer and Principal Financial Officer

    November 9, 2009